                        ANNUAL REPORT / OCTOBER 31, 2001

                       AIM GLOBAL FINANCIAL SERVICES FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                      -------------------------------------

                    THE BANKER AND HIS WIFE BY QUENTIN METSYS

   THE WORLD'S EARLIEST BANKS CAME ABOUT WHEN PEOPLE PRESENTED THEIR FORTUNES

  FOR SAFEKEEPING TO THOSE THEY COULD TRUST, USUALLY GOLDSMITHS. THE GOLDSMITHS

    WOULD ISSUE A NOTE THAT OFFERED TO PAY THE BEARER THE VALUE OF THE COINS

 DEPOSITED. THESE NOTES WERE OFTEN EXCHANGED AND CIRCULATED, RATHER THAN CASHED

 IN, AND THE GOLDSMITHS PROFITED BY CHARGING INTEREST ON THE LOANS THEY GRANTED

                 USING THE GOLD AND SILVER IN THEIR POSSESSION.

                      -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Financial Services Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-sector or single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o The unmanaged MSCI All Country (AC) World Index tracks the performance of approximately 50 developed and emerging countries covered by Morgan Stanley Capital International.
o The unmanaged MSCI All Country (AC) World Free Index tracks the performance of approximately 50 developed and emerging countries covered by Morgan Stanley Capital International. The "free" index represents actual buyable opportunities for global investors.
o The MSCI World Index is a group of global securities tracked by Morgan Stanley Capital Investment.
o The unmanaged Lipper Financial Services Fund Index represents an average of the 10 largest financial services funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report--October 31, 2000, to October 31, 2001--has been. Even
GRAHAM]            before September's terrorist attacks, the slowdown in the
                   economy and equity markets had been more persistent than anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                       To give you some idea of how harsh the equity environment has been, for major domestic and global benchmarks--the S&P 500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE

The difficult market environment is reflected in your fund's performance for the fiscal year. For example, at net asset value, the fund's Class A shares returned -17.03%. Though disappointing, this represents relatively good performance compared to the fund's primary market benchmark, the MSCI All Country World Index, which returned -25.16% for the same period. In addition, as shown later in this report, over the long term AIM Global Financial Services Fund substantially outperforms this index.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

FUND LOOKS FOR FINANCIAL SECTOR REBOUND

HOW DID AIM GLOBAL FINANCIAL SERVICES FUND PERFORM IN THIS VOLATILE MARKET?
This past year has been one of the most difficult years for equity investors, as an ongoing bear market brought down stock prices in almost every sector of the economy. The AIM Global Financial Services Fund's performance reflects the downward trend of the markets over the past year. Excluding sales charges, the fund's total returns for Class A, Class B, and Class C shares were -17.03%, -17.45%, and -17.45%, respectively, for the fiscal year ended 10/31/01. The fund did outperform its primary benchmark, the MSCI AC World Index, which had a return of -25.16% for the one year period ended 10/31/01. Despite the terrible market environment, the fund's long-term performance remains good, as shown by the chart found below.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET DURING THE YEAR?
While the market did stage a few small rallies earlier in the year, the overall trend has been sharply downward. Almost all areas of the market lost value. The Dow Jones Industrial Index saw a substantial decline over the course of the year, as did the S&P 500. The technology-heavy Nasdaq Index fell even more dramatically. The economies of the United States and its major trading partners slowed throughout the year, with the U.S. economy posting negative growth in the third quarter of 2001. The Federal Reserve Board (the Fed) aggressively pursued a policy of lowering interest rates, indicating their concern at the slowdown. The terrorist attacks of September compounded these problems. Following the attacks, stock markets were closed for several days, and when they re-opened, panic selling sent the markets to new lows.
    But there has been some good news. By the end of October, much of the ground that was lost after the September attacks had been made up, and the rallying market may signal that the worst is over. The Fed's rate cuts, coupled with the economic stimulus packages the federal government is beginning to implement, could lead to economic growth ahead. In the past, these types of stimulus have resulted in a return to growing equity markets, usually taking six to twelve months to work their way back through the economy as a whole.

WHAT HAPPENED IN THE FINANCIAL SERVICES SECTOR?
The financial services sector, which has traditionally been a less volatile area, saw substantial decline over the reporting period, as even healthy companies with good long-term prospects saw their stock prices fall. Many financial services companies lowered their earnings estimates as their sources of current revenue slowed. Some areas, such as brokerages and financial advisors, that make commissions on financial transactions, saw their revenues drop as market activity decreased. Conservative areas, such as banks and federal mortgage agencies, drew in many new investors as people looked for safer havens. Many insurance companies, especially those involved in reinsurance,

FUND AT A GLANCE

AIM Global Financial Services Fund is for shareholders seeking long-term growth of capital by investing primarily in the equity securities of financial services companies, including those engaged in banking, insurance, investment management, brokerage and diversified financial activities.

INVESTMENT STYLE: GROWTH AT A REASONABLE PRICE--GARP (Draws on the strength of both value and growth investing to identify companies with strong growth prospects and attractive valuations)

o   Focuses on the best financial services ideas worldwide

o Emphasizes large company stocks, which historically have been less volatile than those of smaller companies

o   Utilizes bottom-up stock-selection process

FUND VS. INDEX

AVERAGE ANNUAL TOTAL RETURN

5/31/94 (inception)-10/31/01 Excluding sales charges

================================================================================

                                   [BAR CHART]

FUND CLASS A SHARES                  12.91%

MSCI AC WORLD INDEX                   6.81%

================================================================================

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

================================================================================================================
TOP 10 HOLDINGS                                           TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------------
 1. Citigroup Inc.                              4.6%       1. Diversified Financial Services             30.5%

 2. American International Group, Inc.          3.4        2. Banks                                      27.3

 3. Goldman Sachs Group, Inc. (The)             2.7        3. Multi-Line Insurance                        7.3

 4. PNC Financial Services Group                2.6        4. Life & Health Insurance                     6.1

 5. Bank of New York Co., Inc. (The)            2.5        5. Property & Casualty Insurance               4.6

 6. Wells Fargo & Co.                           2.5        6. Industrial Conglomerates                    4.0

 7. Merrill Lynch & Co., Inc.                   2.5        7. Reinsurance                                 3.6

 8. FleetBoston Financial Corp.                 2.4        8. Consumer Finance                            3.6

 9. Marsh & McLennan Cos., Inc.                 2.4        9. Insurance Brokers                           2.4

10. Concord EFS, Inc.                           2.2       10. Data Processing Services                    2.2

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
================================================================================================================

took a big hit after the September terrorist attacks, although they have since substantially rebounded. In fact, insurance firms may start seeing increased revenue, as many of them have raised their premiums following September 11.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We continued to place a heavy emphasis on bottom-up stock selection, meaning that we focused more on the fundamentals of each company than on the trends in any given industry. Staying with our Growth at a Reasonable Price (GARP) discipline, we continued to look for long-term stability, market leadership, and companies with solid fundamentals. We also have been increasing our holdings in companies that are poised to take advantage of the rebound in the economy. As of October 31, 2001, the fund had 65 holdings, with diversified financial service companies and banks making up more than half of the fund's entire portfolio.

WHAT ARE SOME INTERESTING COMPANIES IN THE PORTFOLIO?

o Citigroup, our largest holding at the end of October, is the world's largest financial services company, and a market leader in many of its businesses.
o Concord EFS provides networks and processing for ATM, debit, and credit card transactions for retailers, supermarkets, and convenience stores.
o Freddie Mac, or the Federal Home Loan Mortgage Corporation, provides lower-income mortgages. Freddie Mac indirectly finances more than 15% of the homes in the United States.
o Investors Financial Services provides services to other financial firms, such as investment advisors, insurance companies, and mutual funds, and has been one of our best-performing bank holdings.
o American International Group, our second largest holding, is a leading provider of property and casualty insurance; it has operations in more than 130 countries.

ANY CLOSING COMMENTS?
While there is still considerable weakness in the economy, there are some positive signs. Inflation, oil and gas prices, and interest rates are all relatively low. The Fed and the federal government have been actively trying to stimulate the economy, which has, in the past, had a very positive effect. Also, central banks in other countries have been following the Fed in cutting interest rates.
    There is also a record amount of money in money market accounts that have seen decreasing returns, due to the low interest rates. When this money begins to be re-invested, it may increase the demand for stocks, and drive up stock prices.
    Lastly, since the lows of late September, the markets have seen a healthy rebound, as many investors see good values in the market. The financial services sector is one of the largest sector weightings in the S&P 500, and a broader market recovery would be driven by many of the companies in this sector. We expect many financial services companies to begin to see increasing revenues as the economy rallies, and believe the AIM Global Financial Services Fund is well positioned to take advantage of future economic growth around the world.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges
================================================================================
CLASS A SHARES
 Inception (5/31/94)          12.17%
  5 years                     13.34
  1 year                     -20.97

CLASS B SHARES
 Inception (5/31/94)          12.35%
  5 years                     13.62
  1 year                     -21.53

CLASS C SHARES
 Inception (3/1/99)            8.29%
  1 year                     -18.26

In addition to the returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/01, the most recent calendar quarter end, which were as follows: Class A shares, one year, -20.27%; five years, 13.72%; inception (5/31/94), 12.37%. Class B shares, one year, -20.86%; five years, 14.02%;
inception (5/31/94), 12.56%. Class C shares, one year, -17.56%; inception (3/01/99), 8.72%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
5/31/94-10/31/01

================================================================================
(HYPO Chart)

          FUND CLASS A     FUND CLASS B  MSCI AC WORLD    MSCI AC WORLD FREE
05/31/94    10,000           9,525         10,000              10,000
             9,974           9,508         10,187              10,171
10/31/94    10,149           9,682         10,575              10,549
             9,231           8,824          9,927               9,920
04/30/95     8,969           8,583         10,844              10,867
            10,281           9,850         11,467              11,521
10/31/95    10,350           9,933         11,329              11,386
            11,458          11,007         12,261              12,368
04/30/96    11,863          11,410         12,857              12,918
            11,430          10,999         12,439              12,516
10/31/96    12,400          11,943         13,099              13,190
            13,498          13,026         13,818              13,924
04/30/97    13,885          13,424         14,180              14,276
            16,662          16,121         16,502              16,621
10/31/97    16,009          15,517         15,161              15,309
            16,383          15,892         15,923              15,747
04/30/98    19,376          18,821         17,898              18,097
            19,572          19,037         17,862              18,078
10/31/98    16,345          15,909         17,094              17,303
            19,834          19,328         19,351              19,596
04/30/99    22,872          22,321         20,600              20,826
            21,214          20,730         20,799              21,005
10/31/99    22,213          21,730         21,607              21,804
            22,635          22,178         22,886              23,042
04/30/00    23,587          23,134         23,350              23,533
            25,671          25,217         22,835              23,717
10/31/00    28,742          28,267         21,792              21,975
            29,324          28,882         21,316              21,490
04/30/01    27,600          27,214         19,532              19,694
            27,709          27,354         18,423              18,581
10/31/01    23,731          23,448         16,309              16,450

                                                        Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

The chart compares AIM Global Financial Services fund to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 5/31/94-10/31/01.
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. Market indexes such as the MSCI AC World Index and the MSCI AC World Free Index are not managed and incur no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your total return.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B and C shares will differ due to different sales charge structure and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Performance for the indexes does not reflect the effects of taxes either.
    Beginning with this reporting period, performance of AIM Global Financial Services Fund will be compared to the MSCI AC World Free Index. The fund will no longer measure its performance against the MSCI AC World Index, the index published in previous reports to shareholders. Morgan Stanley no longer supports the MSCI AC World Index; a "free" index represents actual buyable opportunities for global investors. Because this is the first reporting period using the new index, SEC guidelines require that we compare the fund's performance to both the old and the new indexes.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                                  [LOCK IMAGE]

AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," log in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                              MARKET
                                                SHARES        VALUE

DOMESTIC COMMON STOCKS-72.20%

APPLICATION SOFTWARE-1.10%

Henry (Jack) & Associates, Inc.                  122,200   $  3,013,452
=======================================================================

BANKS-17.93%

Bank of America Corp.                             68,000      4,011,320
-----------------------------------------------------------------------
Bank of New York Co., Inc. (The)                 200,000      6,802,000
-----------------------------------------------------------------------
Comerica Inc.                                     95,000      4,378,550
-----------------------------------------------------------------------
FleetBoston Financial Corp.                      203,800      6,696,868
-----------------------------------------------------------------------
Investors Financial Services Corp.                73,000      3,861,700
-----------------------------------------------------------------------
Mellon Financial Corp.                           162,600      5,463,360
-----------------------------------------------------------------------
PNC Financial Services Group                     130,000      7,137,000
-----------------------------------------------------------------------
Wells Fargo & Co.                                170,500      6,734,750
-----------------------------------------------------------------------
Zions Bancorp                                     84,500      4,049,240
=======================================================================
                                                             49,134,788
=======================================================================

CONSUMER FINANCE-3.59%

Capital One Financial Corp.                      121,000      4,998,510
-----------------------------------------------------------------------
MBNA Corp.                                       175,000      4,831,750
=======================================================================
                                                              9,830,260
=======================================================================

DATA PROCESSING SERVICES-2.15%

Concord EFS, Inc.(a)                             215,000      5,884,550
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-28.84%

Affiliated Managers Group, Inc.(a)                54,700      3,374,990
-----------------------------------------------------------------------
Alliance Capital Management Holding L.P.          49,000      2,334,850
-----------------------------------------------------------------------
Ambac Financial Group, Inc.                      104,000      4,992,000
-----------------------------------------------------------------------
American Express Co.                              87,500      2,575,125
-----------------------------------------------------------------------
Citigroup Inc.                                   274,501     12,495,285
-----------------------------------------------------------------------
Fannie Mae                                        53,500      4,331,360
-----------------------------------------------------------------------
Federated Investors, Inc.-Class B                 55,000      1,435,500
-----------------------------------------------------------------------
Freddie Mac                                       70,000      4,747,400
-----------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   93,100      7,276,696
-----------------------------------------------------------------------
J.P. Morgan Chase & Co.                          141,600      5,006,976
-----------------------------------------------------------------------
Legg Mason, Inc.                                 125,000      5,263,750
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     94,200      5,883,732
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        153,300      6,700,743
-----------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                  76,700      3,752,164
-----------------------------------------------------------------------
SEI Investments Co.                               63,000      1,937,250
-----------------------------------------------------------------------
State Street Corp.                                77,000      3,506,580
-----------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A           133,000      3,390,170
=======================================================================
                                                             79,004,571
=======================================================================

INDUSTRIAL CONGLOMERATES-2.10%

General Electric Co.                             158,000      5,752,780
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

INSURANCE BROKERS-2.35%

Marsh & McLennan Cos., Inc.                       66,600   $  6,443,550
=======================================================================

IT CONSULTING & SERVICES-1.29%

SunGard Data Systems Inc.(a)                     140,000      3,528,000
=======================================================================

LIFE & HEALTH INSURANCE-3.52%

AFLAC, Inc.                                      181,000      4,427,260
-----------------------------------------------------------------------
Nationwide Financial Services, Inc. -Class A     113,000      3,844,260
-----------------------------------------------------------------------
Principal Financial Group, Inc. (The)(a)          60,700      1,365,750
=======================================================================
                                                              9,637,270
=======================================================================

MANAGED HEALTH CARE-0.47%

Anthem, Inc.(a)                                   31,100      1,302,468
=======================================================================

MULTI-LINE INSURANCE-5.54%

American International Group, Inc.               118,450      9,310,170
-----------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)    108,600      5,864,400
=======================================================================
                                                             15,174,570
=======================================================================

PROPERTY & CASUALTY INSURANCE-3.32%

PMI Group, Inc. (The)                             84,500      4,685,525
-----------------------------------------------------------------------
Radian Group Inc.                                130,000      4,403,100
=======================================================================
                                                              9,088,625
=======================================================================
    Total Domestic Common Stocks (Cost
      $201,255,422)                                         197,794,884
=======================================================================

FOREIGN STOCKS-22.05%

AUSTRALIA-1.52%

AMP Ltd. (Multi-Line Insurance)                  277,300      2,517,898
-----------------------------------------------------------------------
St. George Bank Ltd. (Banks)                     202,000      1,659,391
=======================================================================
                                                              4,177,289
=======================================================================

BERMUDA-5.29%

ACE Ltd. (Property & Casualty Insurance)          96,000      3,384,000
-----------------------------------------------------------------------
Everest Re Group, Ltd. (Reinsurance)              86,700      5,795,895
-----------------------------------------------------------------------
Tyco International Ltd. (Industrial
  Conglomerates)                                 108,000      5,307,120
=======================================================================
                                                             14,487,015
=======================================================================

CANADA-3.78%

AGF Management Ltd.-Class B (Diversified
  Financial Services)                            101,000      1,157,047
-----------------------------------------------------------------------
Bank of Nova Scotia (Banks)                       25,000        690,030
-----------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                      78,800      1,946,812
-----------------------------------------------------------------------
Royal Bank of Canada (Banks)                      46,500      1,369,799
-----------------------------------------------------------------------
Sun Life Financial Services of Canada (Life &
  Health Insurance)                              250,400      5,199,658
=======================================================================
                                                             10,363,346
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

DENMARK-1.19%

Danske Bank A.S. (Banks)                         220,400   $  3,265,300
=======================================================================

FRANCE-2.12%

Assurances Generales de France (Multi-Line
  Insurance)                                      25,500      1,177,531
-----------------------------------------------------------------------
BNP Paribas S.A. (Banks)                          55,600      4,624,467
=======================================================================
                                                              5,801,998
=======================================================================

GERMANY-1.87%

Allianz A.G. (Multi-Line Insurance)                4,260      1,000,457
-----------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                              15,600      4,127,044
=======================================================================
                                                              5,127,501
=======================================================================

HONG KONG-1.09%

Dah Sing Financial Group (Banks)                 686,000      2,972,724
=======================================================================

IRELAND-1.42%

Anglo Irish Bank Corp. PLC (Banks)               677,800      2,056,110
-----------------------------------------------------------------------
Bank of Ireland (Banks)                          205,100      1,833,284
=======================================================================
                                                              3,889,394
=======================================================================

JAPAN-0.18%

Nomura Securities Co., Ltd. (Diversified
  Financial Services)                             37,000        486,524
=======================================================================

                                                              MARKET
                                                SHARES        VALUE

NETHERLANDS-0.66%

Van der Moolen Holding N.V. (Diversified
  Financial Services)                             75,000   $  1,805,926
=======================================================================

SPAIN-1.12%

Banco Bilbao Vizcaya Argentaria, S.A. (Banks)     59,000        660,143
-----------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)                72,100      2,420,800
=======================================================================
                                                              3,080,943
=======================================================================

UNITED KINGDOM-1.81%

Man Group PLC (Diversified Financial
  Services)                                       61,000        983,541
-----------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)         166,100      3,976,108
=======================================================================
                                                              4,959,649
=======================================================================
    Total Foreign Stocks (Cost $62,808,575)                  60,417,609
=======================================================================

MONEY MARKET FUNDS-7.01%

STIC Liquid Assets Portfolio(b)                9,593,671      9,593,671
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        9,593,671      9,593,671
=======================================================================
    Total Money Market Funds (Cost
      $19,187,342)                                           19,187,342
=======================================================================
TOTAL INVESTMENTS-101.26% (Cost $283,251,339)               277,399,835
=======================================================================
OTHER ASSETS LESS LIABILITIES-(1.26%)                        (3,441,544)
=======================================================================
NET ASSETS-100.00%                                         $273,958,291
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $283,251,339)*                                $277,399,835
------------------------------------------------------------
Foreign currencies, at value (cost $198,263)         195,154
------------------------------------------------------------
Receivables for:
  Investments sold                                   258,554
------------------------------------------------------------
  Fund shares sold                                   747,472
------------------------------------------------------------
  Dividends                                          238,914
------------------------------------------------------------
Collateral for securities loaned                   7,922,486
------------------------------------------------------------
Other assets                                          17,093
============================================================
    Total assets                                 286,779,508
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            2,543,680
------------------------------------------------------------
  Fund shares reacquired                           1,939,997
------------------------------------------------------------
  Collateral upon return of securities loaned      7,922,486
------------------------------------------------------------
Accrued distribution fees                            288,464
------------------------------------------------------------
Accrued transfer agent fees                           64,252
------------------------------------------------------------
Accrued operating expenses                            62,338
============================================================
    Total liabilities                             12,821,217
============================================================
Net assets applicable to shares outstanding     $273,958,291
============================================================

NET ASSETS:

Class A                                         $126,816,159
____________________________________________________________
============================================================
Class B                                         $114,852,092
____________________________________________________________
============================================================
Class C                                         $ 32,290,040
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            6,216,680
____________________________________________________________
============================================================
Class B                                            5,827,216
____________________________________________________________
============================================================
Class C                                            1,638,485
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      20.40
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $20.40 divided by
      95.25%)                                   $      21.42
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      19.71
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      19.71
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $7,965,325 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $98,144)                                      $  3,403,698
------------------------------------------------------------
Dividends from affiliated money market funds         995,490
------------------------------------------------------------
Interest                                              13,289
------------------------------------------------------------
Security lending income                               14,195
============================================================
    Total investment income                        4,426,672
============================================================

EXPENSES:

Advisory fees                                      2,721,720
------------------------------------------------------------
Administrative services fees                          75,830
------------------------------------------------------------
Custodian fees                                        70,266
------------------------------------------------------------
Distribution fees -- Class A                         642,785
------------------------------------------------------------
Distribution fees -- Class B                       1,183,478
------------------------------------------------------------
Distribution fees -- Class C                         322,459
------------------------------------------------------------
Transfer agent fees                                  687,818
------------------------------------------------------------
Trustees' fees                                        14,811
------------------------------------------------------------
Other                                                192,736
============================================================
    Total expenses                                 5,911,903
============================================================
Less: Fees waived                                     (1,017)
------------------------------------------------------------
    Expenses paid indirectly                          (4,820)
============================================================
    Net expenses                                   5,906,066
============================================================
Net investment income (loss)                      (1,479,394)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                             (868,635)
------------------------------------------------------------
  Foreign currencies                                (238,038)
------------------------------------------------------------
  Futures contracts                                   70,775
------------------------------------------------------------
  Option contracts written                           333,857
============================================================
                                                    (702,041)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (55,490,018)
------------------------------------------------------------
  Foreign currencies                                  11,109
============================================================
                                                 (55,478,909)
============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts and
  option contracts                               (56,180,950)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(57,660,344)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (1,479,394)   $   (737,694)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                     (702,041)      3,527,810
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, and foreign currencies              (55,478,909)     31,438,082
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (57,660,344)     34,228,198
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --        (343,444)
------------------------------------------------------------------------------------------
  Class B                                                               --        (299,755)
------------------------------------------------------------------------------------------
  Class C                                                               --         (16,237)
------------------------------------------------------------------------------------------
  Advisor Class*                                                        --         (29,048)
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (1,093,601)     (5,350,283)
------------------------------------------------------------------------------------------
  Class B                                                       (1,042,912)     (8,341,879)
------------------------------------------------------------------------------------------
  Class C                                                         (251,528)       (287,630)
------------------------------------------------------------------------------------------
  Advisor Class*                                                        --        (226,554)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       58,836,610      54,920,598
------------------------------------------------------------------------------------------
  Class B                                                       48,052,092      34,809,580
------------------------------------------------------------------------------------------
  Class C                                                       18,437,773      18,134,821
------------------------------------------------------------------------------------------
  Advisor Class*                                                        --        (431,451)
==========================================================================================
    Net increase in net assets                                  65,278,090     126,766,916
==========================================================================================

NET ASSETS:

  Beginning of year                                            208,680,201      81,913,285
==========================================================================================
  End of year                                                 $273,958,291    $208,680,201
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $280,430,611    $156,893,899
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        87,996          17,702
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                              (708,678)      2,141,329
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (5,851,638)     49,627,271
==========================================================================================
                                                              $273,958,291    $208,680,201
__________________________________________________________________________________________
==========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Global Financial Services Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").



   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.



   On October 31, 2001, undistributed net investment income was increased by $1,549,688, undistributed net realized gains increased by $240,075 and paid in capital decreased by $1,789,763 as a result of book/tax differences due to partnership income and expenses, foreign currency transactions, net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The fund has a capital loss carryforward of $259,675 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $1,017.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $75,830 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $382,598 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $642,785, $1,183,478 and $322,459, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $189,895 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $27,133 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the year ended October 31, 2001, the Fund paid no expenses with respect to this firm.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,481 and reductions in custodian fees of $339 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $4,820.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $7,965,325 were on loan to brokers. The loans were secured by cash collateral of $7,922,486 received by the Fund and invested in affiliated money market funds as follows:
$3,961,243 in STIC Liquid Assets Portfolio and $3,961,243 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $14,195 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $254,031,241 and $135,321,393, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 16,422,352
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (22,632,832)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $ (6,210,480)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $283,610,315.


NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ----------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    ---------
Beginning of year                       --      $      --
---------------------------------------------------------
Written                              2,103        479,782
---------------------------------------------------------
Closed                              (1,265)      (261,134)
---------------------------------------------------------
Exercised                             (238)       (50,454)
---------------------------------------------------------
Expired                               (600)      (168,194)
=========================================================
End of year                             --      $      --
_________________________________________________________
=========================================================

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                         2001                          2000
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
                                                              ----------    ------------    -----------    ------------
Sold:
  Class A                                                      5,052,621    $119,437,397      3,708,161    $ 84,155,054
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,478,790      79,898,444      2,343,916      50,065,435
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,195,608      27,610,451        910,841      19,615,087
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --         70,059       1,508,705
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         43,536       1,037,039        273,338       5,297,291
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         42,175         974,682        424,196       8,021,011
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         10,376         239,794         11,109         210,474
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --         12,981         253,124
=======================================================================================================================
Conversion of Advisor Class shares to Class A shares:**
  Class A                                                             --              --        105,329       2,017,059
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --       (104,619)     (2,017,059)
=======================================================================================================================
Reacquired:
  Class A                                                     (2,718,336)    (61,637,826)    (1,582,015)    (36,548,806)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,519,609)    (32,821,034)    (1,131,468)    (23,276,866)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (435,228)     (9,412,472)       (80,911)     (1,690,740)
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --         (8,213)       (176,221)
=======================================================================================================================
                                                               5,149,933    $125,326,475      4,952,704    $107,433,548
_______________________________________________________________________________________________________________________
=======================================================================================================================

 * Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                                              ----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------
                                                              2001(a)     2000(a)    1999(a)    1998(a)    1997(a)
                                                              --------    -------    -------    -------    -------
Net asset value, beginning of period                          $  24.85    $ 23.23    $ 17.05    $ 17.22    $ 14.20
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)     (0.07)     (0.02)      0.07       0.04
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (4.13)      5.87       6.25       0.37       3.97
==================================================================================================================
    Total from investment operations                             (4.19)      5.80       6.23       0.44       4.01
==================================================================================================================
Less distributions:
  Dividends from net investment income                              --      (0.25)     (0.02)     (0.01)        --
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.26)     (3.93)     (0.03)     (0.60)     (0.99)
==================================================================================================================
    Total distributions                                          (0.26)     (4.18)     (0.05)     (0.61)     (0.99)
==================================================================================================================
Net asset value, end of period                                $  20.40    $ 24.85    $ 23.23    $ 17.05    $ 17.22
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 (17.03)%    30.06%     36.62%      2.53%     29.91%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $126,816    $95,393    $30,987    $28,433    $29,639
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.85%(c)   2.00%      1.99%      1.97%      2.29%
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.85%(c)   2.00%      2.12%      1.99%      2.36%
==================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.26)%(c) (0.33)%    (0.08)%     0.37%      0.23%
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                             53%        41%       107%       111%        91%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $128,556,961.

                                                                                    CLASS B
                                                              ----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------
                                                              2001(a)     2000(a)    1999(a)    1998(a)    1997(a)
                                                              --------    -------    -------    -------    -------
Net asset value, beginning of period                          $  24.14    $ 22.67    $ 16.71    $ 16.97    $ 14.06
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)     (0.18)     (0.12)     (0.02)     (0.04)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (4.00)      5.72       6.11       0.37       3.94
==================================================================================================================
    Total from investment operations                             (4.17)      5.54       5.99       0.35       3.90
==================================================================================================================
Less distributions:
  Dividends from net investment income                              --      (0.14)        --      (0.01)        --
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.26)     (3.93)     (0.03)     (0.60)     (0.99)
==================================================================================================================
    Total distributions                                          (0.26)     (4.07)     (0.03)     (0.61)     (0.99)
==================================================================================================================
Net asset value, end of period                                $  19.71    $ 24.14    $ 22.67    $ 16.71    $ 16.97
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 (17.45)%    29.40%     35.91%      2.08%     29.13%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $114,852    $92,343    $49,619    $48,785    $47,585
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.35%(c)    2.50%     2.49%      2.47%      2.79%
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.35%(c)    2.50%     2.62%      2.49%      2.86%
==================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.76)%(c)  (0.83)%   (0.58)%    (0.13)%    (0.27)%
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                             53%        41%       107%       111%        91%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $118,347,800.

                                                                                CLASS C
                                                              --------------------------------------------
                                                                  YEAR ENDED            MARCH 1, 1999
                                                                 OCTOBER 31,        (DATE SALES COMMENCED)
                                                              ------------------        TO OCTOBER 31,
                                                              2001(a)    2000(a)           1999(a)
                                                              -------    -------    ----------------------
Net asset value, beginning of period                          $ 24.14    $ 22.67            $19.58
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.17)     (0.18)            (0.08)
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (4.00)      5.72              3.17
==========================================================================================================
    Total from investment operations                            (4.17)      5.54              3.09
==========================================================================================================
Less distributions:
  Dividends from net investment income                             --      (0.14)               --
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.26)     (3.93)               --
==========================================================================================================
    Total distributions                                         (0.26)     (4.07)               --
==========================================================================================================
Net asset value, end of period                                $ 19.71    $ 24.14            $22.67
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                (17.45)%    29.40%            15.78%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $32,290    $20,944            $  605
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.35%(c)   2.50%             2.49%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.35%(c)   2.50%             2.62%(d)
==========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.76)%(c) (0.83)%           (0.58)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate                                            53%        41%              107%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $32,245,961.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Global Financial Services Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Financial Services Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       December 12, 2001
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Global Financial Services Fund (the "Fund"), a portfolio of AIM Investments Funds, a Delaware business trust (the "Trust"), was held on August 17, 2001. The meeting was held for the following purposes:

(1)* To elect the following Trustees: Robert H. Graham, Frank S. Bayley, Ruth H. Quigley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending in 2001.

The results of the voting on the above matters were as follows:

                                                                                        Withheld/
      Trustees/Matter                                                Votes For         Abstentions
      ---------------                                                ---------         -----------
(1)*  Robert H. Graham............................................  104,314,837         3,884,079
      Frank S. Bayley.............................................  104,294,972         3,903,944
      Ruth H. Quigley.............................................  104,221,667         3,977,249
      Bruce L. Crockett...........................................  104,316,746         3,882,170
      Owen Daly II................................................  104,133,611         4,065,305
      Albert R. Dowden............................................  104,333,638         3,865,278
      Edward K. Dunn, Jr..........................................  104,246,262         3,952,654
      Jack M. Fields..............................................  104,345,696         3,853,220
      Carl Frischling.............................................  104,193,869         4,005,047
      Prema Mathai-Davis..........................................  104,249,127         3,949,789
      Lewis F. Pennock............................................  104,311,203         3,887,713
      Louis S. Sklar..............................................  104,300,433         3,898,483

                                                                                                           Withheld/
      Matter                                                        Votes For        Votes Against        Abstentions
      ------                                                        ---------        -------------        -----------
(2)   Ratification of the selection of PricewaterhouseCoopers LLP
      as Independent Accountants of the Fund......................  8,847,078           58,899                 87,140

(*) Proposal 1 required approval by a combined vote of all of the portfolios of AIM Investment Funds


BOARD OF TRUSTEES                                     OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                      Robert H. Graham                        11 Greenway Plaza
Chairman, President and                               Chairman and President                  Suite 100
Chief Executive Officer                                                                       Houston, TX 77046
A I M Management Group Inc.                           Carol F. Relihan
                                                      Vice President and Secretary            INVESTMENT MANAGER
Frank S. Bayley
Partner, Baker & McKenzie                             Dana R. Sutton                          A I M Advisors, Inc.
                                                      Vice President and Treasurer            11 Greenway Plaza
Bruce L. Crockett                                                                             Suite 100
Director                                              Melville B. Cox                         Houston, TX 77046
ACE Limited;                                          Vice President
Formerly Director, President, and                                                             TRANSFER AGENT
Chief Executive Officer                               Gary T. Crum
COMSAT Corporation                                    Vice President                          A I M Fund Services, Inc.
                                                                                              P.O. Box 4739
Owen Daly II                                          Mary J. Benson                          Houston, TX 77210-4739
Formerly, Director                                    Assistant Vice President and
Cortland Trust, Inc.                                  Assistant Treasurer                     CUSTODIAN

Albert R. Dowden                                      Sheri Morris                            State Street Bank and Trust Company
Chairman,                                             Assistant Vice President and            225 Franklin Street
The Cortland Trust, Inc. and                          Assistant Treasurer                     Boston, MA 02110
DHJ Media, Inc.; and
Director, Magellan Insurance Company,                                                         COUNSEL TO THE FUND
Formerly Director, President and
Chief Executive Officer,                                                                      Ballard Spahr
Volvo Group North America, Inc.; and                                                          Andrews & Ingersoll, LLP
Senior Vice President, AB Volvo                                                               1735 Market Street
                                                                                              Philadelphia, PA 19103
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                                COUNSEL TO THE TRUSTEES
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                      Kramer, Levin, Naftalis & Frankel LLP
President, Mercantile Bankshares                                                              919 Third Avenue
                                                                                              New York, NY 10022
Jack M. Fields
Chief Executive Officer                                                                       DISTRIBUTOR
Twenty First Century Group, Inc.;
Formerly Member                                                                               A I M Distributors, Inc.
of the U.S. House of Representatives                                                          11 Greenway Plaza
                                                                                              Suite 100
Carl Frischling                                                                               Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                         AUDITORS

Prema Mathai-Davis                                                                            PricewaterhouseCoopers LLP
Member, Visiting Committee,                                                                   1201 Louisiana, Suite 2900
Harvard University Graduate School                                                            Houston, TX 77002
of Education, New School University;
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2001, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $2,388,040 for the Fund's tax year ended October 31, 2001, which will be taxed as long-term gain.

                             EQUITY FUNDS

     DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry since
        MORE AGGRESSIVE                           MORE AGGRESSIVE                     1976 and managed approximately $141 billion
                                                                                      in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)          AIM Developing Markets                        including individual investors, corporate
AIM Mid Cap Opportunities(1)            AIM European Small Company                    clients and financial institutions, as of
AIM Large Cap Opportunities(1)          AIM Asian Growth                              September 30, 2001.
AIM Emerging Growth                     AIM International Emerging Growth                 The AIM Family of Funds--Registered
AIM Small Cap Growth                    AIM Global Aggressive Growth                  Trademark-- is distributed nationwide, and
AIM Aggressive Growth                   AIM European Development                      AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                      AIM Euroland Growth                           complex in the United States in assets under
AIM Dent Demographic Trends             AIM International Equity                      management, according to Strategic Insight,
AIM Constellation                       AIM Global Growth                             an independent mutual fund monitor. AIM is a
AIM Large Cap Growth                    AIM Worldwide Spectrum                        subsidiary of AMVESCAP PLC, one of the
AIM Weingarten                          AIM Global Trends                             world's largest independent financial
AIM Small Cap Equity                    AIM International Value(3)                    services companies with $361 billion in
AIM Capital Development                                                               assets under management as of September 30,
AIM Charter                                      MORE CONSERVATIVE                    2001.
AIM Mid Cap Equity
AIM Select Equity(2)                                 SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                              MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                         AIM New Technology
AIM Large Cap Basic Value               AIM Global Telecommunications and Technology
AIM Balanced                            AIM Global Energy(4)
AIM Basic Balanced                      AIM Global Infrastructure
                                        AIM Global Financial Services
       MORE CONSERVATIVE                AIM Global Health Care
                                        AIM Global Utilities
                                        AIM Real Estate(5)

                                                      MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                      MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government                 MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--



                                                                        GFS-AR-1

A I M DISTRIBUTORS, INC.